Comerica Incorporated Third Quarter 2016Financial Review October 18, 2016 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 62 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

# GEAR Up: Growth in Efficiency And Revenue

## Goal: Enhance shareholder value through increased profitability

**Income**

- ~$270MM Additional Annual Pre-Tax Income in FY18
  - Added $40MM to initial target
- ~$70MM in Revenue Enhancements
- ~$200MM in Expense Savings

**Efficiency Ratio**

- Efficiency Ratio ≤60% by FY18
- Business growth, net of investments
- GEAR Up revenue & expense initiative

**Return on Equity**



Growth inline with GDP
Continued investment
Normal credit ~30-40bps
Buyback same as 2016/17
GEAR Up
25–50 bps rate rise
Double-digit ROE
FY18

9/30/16 • Pre-tax $ • Estimates & outlook as of 10/18/16 • For illustrative purposes; not drawn to scale

Comerica Bank

3

# GEAR Up: Growth in Efficiency And Revenue

## Expense Opportunities

### Consolidate 38 Banking Centers

- ~8% of total banking centers
- Banking center consolidation:
  - 4 in 2Q16
  - 15 in November 2016
  - 19 in April & May 2017
- Total expected net savings of $10-13MM per annum[1]

### Reduce Operational & Office Space

- Consolidate locations
- Shed excess space
- Implement alternative workplace solutions
- 30+ locations under review
- Targeting ~500,000 sq. ft. reduction
- Includes energy/sustainability opportunities
- FY18 estimated savings of $7MM

### New Retirement Program[1]

- Redesigned program amending current pension & retirement account plans
- Estimated savings[2]
  - FY16 ~$7MM ($4MM credit in 4Q16)
  - FY17 & FY18 ~$35MM, each
- Retirement benefits remain in top quartile among peers

### Workforce Reductions[3]

- Management layers removed
- Consolidate key functions & responsibilities
- Streamline backroom & admin. Support[1]



8,792
8,476
~8,200
~8,000
2Q16
3Q16
Proj 4Q16
Proj 4Q17

Pre-tax $ • [1]Additional opportunities identified • [2]Assuming current actuarial assumptions • [3]Number of employees – full time equivalent • Estimates and outlook as of 10/18/16

Comerica Bank

4

## Financial Summary

| | 3Q16 | 2Q16 | 3Q15 |
|---|---|---|---|
| **Diluted income per common share** | $0.84 | $0.58 | $0.74 |
| **Net interest income** | $450 | $445 | $422 |
| *Net interest margin* | *2.66%* | *2.74%* | *2.54%* |
| **Provision for credit losses** | 16 | 49 | 26 |
| *Net credit-related charge-offs to average loans* | *0.13%* | *0.38%* | *0.19%* |
| **Noninterest income** | 272 | 268 | 260 |
| **Noninterest expenses** | 493 | 518 | 457 |
| *Restructuring expenses* | *20* | *53* | *-* |
| **Net income** | 149 | 104 | 136 |
| **Average loans** | $49,206 | $49,469 | $48,972 |
| **Average deposits** | 58,065 | 56,521 | 59,140 |
| **Basel III common equity Tier 1 capital ratio** | 10.68%[1] | 10.49% | 10.51% |
| *Average diluted shares (millions)* | *176* | *177* | *181* |

$ in millions, except per share data • [1]Estimated

Comerica Bank

5

## Third Quarter 2016 Results

| | 3Q16 | Change From 2Q16 | Change From 3Q15 |
|---|---|---|---|
| **Average loans** | $49,206 | ($263) | $234 |
| **Average deposits** | 58,065 | 1,544 | (1,075) |
| **Net interest income** | 450 | 5 | 28 |
| **Provision for credit losses** | 16 | (33) | (10) |
| *Net credit-related charge-offs* | *16* | *(31)* | *(7)* |
| **Noninterest income** | 272 | 4 | 12 |
| **Noninterest expenses**[1] | 493 | (25) | 36 |
| **Net income** | 149 | 45 | 13 |
| **Earnings per share (EPS)**[2] | 0.84 | 0.26 | 0.10 |
| **Book Value Per Share** | 44.91 | 0.67 | 1.89 |
| **Tangible Book Value Per Share**[3] | 41.15 | 0.63 | 1.79 |
| **Equity repurchases**[4] | 2.1MM shares or $97MM | | |

### Key QoQ Performance Drivers

- Loans impacted by reducing Energy portfolio & normal seasonality
- Strong deposit growth driven by increase in noninterest-bearing deposits
- Net interest income reflects increase in LIBOR, one more day & excess balances at the Federal Reserve
- Provision & net charge-offs reflect general improvement in Energy portfolio
- Noninterest income increased 2%
- Expenses included $33MM decline in restructuring charges partially offset by smaller gain on disposal of fixed assets & increased outside processing
- Dividend raised 4.5% to $0.23 per share

$ in millions, except per share data • 3Q16 compared to 2Q16 • [1]Included restructuring charges of $20MM in 3Q16 & $53MM in 2Q16 • [2]EPS based on diluted income per share • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]3Q16 repurchases under the equity repurchase program

Comerica Bank

6

# Loans Relatively Stable, as Expected

## Typical seasonality & Energy portfolio reduction



Total Loans
($ in billions)
Loan Yields
49.0
48.5
48.4
49.5
49.2
50.4
49.3
3.17
3.24
3.38
3.31
3.33
3Q15
4Q15
1Q16
2Q16
3Q16
2Q16
3Q16
Average Balances
Period-end

**Average loans decreased $263MM**

- Energy
- National Dealer Services
- Technology & Life Sciences
+ Mortgage Banker Finance
+ Commercial Real Estate

**Loan yields +2 bps**

+ Increase in LIBOR
+ 2Q16 lease residual value adjustment
- Nonaccrual activity

**Commitments $53.0B**

- Declined $719MM (-$340MM Energy)
- Line utilization[1] declined to 51%

**Loan pipeline remains strong**

3Q16 compared to 2Q16 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

7

# Strong Deposit Growth

## Driven by increased noninterest-bearing deposits



Total Deposits
($ in billions)
Deposit Rates 1
59.1
59.7
56.7
56.5
58.1
56.4
59.3
0.14
0.14
0.14
0.14
0.14
3Q15
4Q15
1Q16
2Q16
3Q16
2Q16
3Q16
Average Balances
Period-end

**Average deposits increased $1.5B**

+ General Middle Market
+ Commercial Real Estate
+ Corporate Banking
+ Mortgage Banker
+ Small Business
- Private Banking

- Noninterest-bearing grew $2.1B
- Interest-bearing declined $534MM

**Loan to Deposit Ratio[2] of 83%**

3Q16 compared to 2Q16 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/16

Comerica Bank

8

# Securities Portfolio Stable
## Modest pressure on yield


Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
10.2
10.9
12.4
12.3
12.4
12.5
12.5
9.1
9.2
9.4
9.3
9.4
9.5
9.5
2.11
2.11
2.05
2.03
2.01
3Q15
4Q15
1Q16
2Q16
3Q16
2Q16
3Q16
Average Balances
Period-end

### Securities portfolio

- Duration of 3.1 years[1]
  - Extends to 3.9 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $168MM[2]
- Net unamortized premium of $31M[3]
- GNMA ~46% of MBS portfolio

9/30/16 • [1]Estimated as of 9/30/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

9

# Net Interest Income Increased $5MM
## NIM decreased 8 bps with increase in liquidity


Net Interest Income
($ in millions)
NIM
422
433
447
445
450
2.54
2.58
2.81
2.74
2.66
3Q15
4Q15
1Q16
2Q16
3Q16

| Net Interest Income and Rate NIM | | |
|---|---|---|
| $445MM | 2Q16 | 2.74% |
| +5MM | Loan impacts:<br>+ $4MM increase in LIBOR<br>+ $4MM one more day<br>+ $2MM 2Q16 lease residual value adj.<br>- $2MM lower volume<br>- $1MM nonaccrual impact<br>- $1MM fees in the margin<br>- $1MM other portfolio dynamics | +0.01 |
| -2MM | Higher wholesale funding cost | -0.01 |
| -1MM | Securities portfolio lower yields | 0.00 |
| +3MM | $2.3B increase in Fed balances | -0.08 |
| $450MM | 3Q16 | 2.66% |

3Q16 compared to 2Q16

Comerica Bank

10

# Credit Quality Strong

## Energy business line reserve allocation[1] remains >8%

### Allowance for Credit Losses

*($ in millions)*



Allowance for Loan Losses as a % of Total Loans
670
679
770
772
772
1.27
1.29
1.47
1.45
1.48
3Q15
4Q15
1Q16
2Q16
3Q16

### Criticized Loans[2]

*($ in millions)*



NALs
Criticized as a % of Total Loans
2,898
3,193
3,928
3,551
3,261
5.9
6.5
8.0
7.0
6.6
357
367
681
605
631
3Q15
4Q15
1Q16
2Q16
3Q16

### Energy Credit Metrics

| *$ in millions* | Loans | Criticized | NAL | 3Q16 NCO[3] |
|---|---|---|---|---|
| E&P | $1,772 | $1,173 | $343 | $6 |
| Midstream | 353 | 58 | 8 | - |
| Services | 332 | 242 | 27 | - |
| Total Energy | $2,457 | $1,473 | $378 | $6 |
| Q/Q change | (284) | (79) | 32 | (26) |

### Portfolio Credit Metrics

| *$ in millions* | Ex-Energy | Total |
|---|---|---|
| Total loans | $46,817 | $49,274 |
| *% of total* | *95%* | *100%* |
| Criticized[2] | 1,788 | 3,261 |
| Ratio | 3.8% | 6.6% |
| Q/Q change | (211) | (290) |
| Nonaccrual | 253 | 631 |
| Ratio | 0.5% | 1.3% |
| Q/Q change | (6) | 26 |
| Net charge-offs[3] | 10 | 16 |
| Ratio | 0.08% | 0.13% |

9/30/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications • [3]Net credit-related charge-offs

Comerica Bank
11

# Noninterest Income Increased 2%

## Customer-driven fees increased $3MM

### Noninterest Income

*($ in millions)*



260
266
244
268
272
3Q15
4Q15
1Q16
2Q16
3Q16

**Noninterest income increased $4MM**

+ $ 4MM Commercial lending fees
+ $ 2MM Investment Banking (Other noninterest income)
- $ 2MM Fiduciary

+ $ 3MM Bank-owned life insurance
- $ 3MM Deferred comp (Other noninterest income; offset in noninterest expense)

3Q16 compared to 2Q16

Comerica Bank
12

# Noninterest Expenses Well-Controlled

## Includes restructuring costs of $20MM



Noninterest Expenses
($ in millions)
Restructuring
457
482
458
518
53
493
20
3Q15
4Q15
1Q16
2Q16
3Q16

**Noninterest expenses down $25MM**

- $33MM Restructuring charge
+ $ 6MM 2Q16 gain on sale of leased assets (other expenses)
+ $ 3MM Outside processing fees
+ $-0-MM Salaries
  + one more day
  + 2Q16 stock forfeiture
  + seasonal increase in staff insurance
  - reduction in workforce
  - deferred comp (offset in noninterest income)

3Q16 compared to 2Q16

13

# Active Capital Management

## Continued to reduce share count & increased dividend

**2016 CCAR Capital Plan**

- Equity repurchases up to $440 million (3Q16-2Q17)
- Pace of buyback linked to capital position, financial performance & market conditions

**3Q16 Equity repurchases[1]**

- 2.1MM shares for $97MM

**Quarterly Dividend increased**

- 4.5% to $0.23/share[2]



Common Shares Outstanding
(in millions)
197
188
182
179
176
172
2011
2012
2013
2014
2015
3Q16



Book Value Per Share
$34.79
$39.86
$39.22
$41.35
$43.03
$44.91
2011
2012
2013
2014
2015
3Q16



Dividends Per Share Growth
0.40
0.55
0.68
0.79
0.83
0.87
2011
2012
2013
2014
2015
LTM3Q16[3]

[1]Shares & warrants repurchased under equity repurchase program • [2]Payable 10/1/16 to shareholders of record on 9/15/16 • [3]LTM = last twelve months

14

9/30/16 ● 1Estimated outlook as of 10/18/16 based on calculations derived from sensitivity results shown in slide 21 ●2Reflects impacts of swaps ● 3The interest rate resets every four weeks, based on the Federal Home Loan Bank auction rate, with a reset date of each note scheduled at one-week intervals ● 4Maturity date 11/16 Interest Rate Sensitivity Well positioned for rising rates 15 Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~175 ~140 ~110 ~80 +100 bps ~345 ~285 ~220 ~155 Subordinated notes $1.7 Medium-term notes$1.0 FHLB advances$2.8 Fixed-rate subordinated notes4$0.4 Wholesale Funding2($ in billions, Period-end) Total$5.96-mo LIBOR 1-mo FHLB auction rate3 Fixed Rate~10% 30-day LIBOR ~60% 60-day+ LIBOR~10% Prime-Based~20% Loan Portfolio ($ in billions, Average) Total $49.2 Outlook as of 10/18/16 4Q16 compared to 3Q16 Average loans Stable• Growth in National Dealer Services, Technology & Life Sciences and small increases in several businesses• Mortgage Banker seasonally lower and continued decline in Energy Net interest income Slightly higher• Decline in wholesale funding costs & increase in LIBOR Provision Remains low • Net charge-offs below historical norm• Provision and NCOs between 2Q16 and 3Q16 levels Noninterest income Relatively stable, excl. BOLI & deferred comp which are difficult to predict • Fees remain strong at 3Q16 level Noninterest expenses Lower, excluding restructuring expense of $30-35MM • GEAR Up savings of ~$25MM, primarily in Salaries & Benefits• Seasonal increase in outside processing, marketing and occupancy partially offset by 3Q16 level of deferred comp expense not expected to repeat Income Taxes ~30% of pre-tax income Management Outlook Assuming continuation of current economic & low rate environment 16

Appendix Stock Price Performance of Comerica vs. Peer Banks December 31, 2015 – October 14, 2016 Source: SNL Financial S&P 500 4% KBW Bank -3% Peer Average 3% 18 $72.11 $48.40 $68.95 $30.86 $45.03 $10.05 $14.81 $37.89 $19.80 $12.52 $113.87 $9.82 20% 16% 15% 13% 5% 5% 2% 0% -1% -5% -6% -11% -15% -10% -5% 0% 5% 10% 15% 20% 25% CFR CMA BOKF ZION STI RF FHN BBT FITB KEY MTB HBAN

## Loans by Business and Market

| By Line of Business | 3Q16 | 2Q16 | 3Q15 |
|---|---|---|---|
| Middle Market | | | |
| *General* | $12.6 | $12.7 | $13.3 |
| *Energy* | 2.6 | 2.9 | 3.3 |
| *National Dealer Services* | 6.3 | 6.5 | 6.0 |
| *Entertainment* | 0.7 | 0.7 | 0.7 |
| *Tech. & Life Sciences* | 3.1 | 3.3 | 3.3 |
| *Environmental Services* | 0.9 | 0.9 | 0.9 |
| Total Middle Market | $26.2 | $27.0 | $27.5 |
| Corporate Banking | | | |
| *US Banking* | 2.3 | 2.4 | 2.4 |
| *International* | 1.8 | 1.8 | 1.7 |
| Mortgage Banker Finance | 2.5 | 2.1 | 2.1 |
| Commercial Real Estate | 5.4 | 5.3 | 4.4 |
| **BUSINESS BANK** | **$38.2** | **$38.6** | **$38.1** |
| Small Business | 3.9 | 3.9 | 4.0 |
| Retail Banking | 2.0 | 2.0 | 1.9 |
| **RETAIL BANK** | **$5.9** | **$5.9** | **$5.9** |
| Private Banking | 5.1 | 5.0 | 5.0 |
| **WEALTH MANAGEMENT** | **5.1** | **5.0** | **$5.0** |
| **TOTAL** | **$49.2** | **$49.5** | **$49.0** |

| By Market | 3Q16 | 2Q16 | 3Q15 |
|---|---|---|---|
| Michigan | $12.5 | $12.7 | $13.2 |
| California | 17.6 | 17.7 | 16.8 |
| Texas | 10.6 | 10.8 | 11.0 |
| Other Markets[1] | 8.5 | 8.3 | 8.0 |
| **TOTAL** | **$49.2** | **$49.5** | **$49.0** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

19

## Deposits by Business and Market

| By Line of Business | 3Q16 | 2Q16 | 3Q15 |
|---|---|---|---|
| Middle Market | | | |
| *General* | $15.4 | $14.5 | $16.2 |
| *Energy* | 0.6 | 0.6 | 0.6 |
| *National Dealer Services* | 0.3 | 0.3 | 0.2 |
| *Entertainment* | 0.1 | 0.1 | 0.1 |
| *Tech. & Life Sciences* | 6.2 | 6.2 | 6.7 |
| *Environmental Services* | 0.1 | 0.1 | 0.2 |
| Total Middle Market | $22.7 | $21.8 | $24.0 |
| Corporate Banking | | | |
| *US Banking* | $2.1 | $2.1 | 2.7 |
| *International* | 2.3 | 2.0 | 2.2 |
| Mortgage Banker Finance | 0.8 | 0.7 | 0.7 |
| Commercial Real Estate | 2.1 | 1.8 | 1.8 |
| **BUSINESS BANK** | **$30.0** | **$28.4** | **$31.4** |
| Small Business | 3.3 | 3.2 | 3.1 |
| Retail Banking | 20.4 | 20.4 | 20.0 |
| **RETAIL BANK** | **$23.7** | **$23.6** | **$23.1** |
| Private Banking | 4.0 | 4.2 | 4.2 |
| **WEALTH MANAGEMENT** | **$4.0** | **$4.2** | **$4.2** |
| Finance/ Other[2] | 0.4 | 0.3 | 0.4 |
| **TOTAL** | **$58.1** | **$56.5** | **$59.1** |

| By Market | 3Q16 | 2Q16 | 3Q15 |
|---|---|---|---|
| Michigan | $21.9 | $21.6 | $21.9 |
| California | 17.7 | 16.9 | 18.4 |
| Texas | 9.9 | 10.1 | 10.8 |
| Other Markets[1] | 8.2 | 7.6 | 7.6 |
| Finance/ Other[2] | 0.4 | 0.3 | 0.4 |
| **TOTAL** | **$58.1** | **$56.5** | **$59.1** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

20

# Interest Rate Sensitivity
## Remain well positioned for rising rates

### Standard Model Assumptions

| | |
|---|---|
| Interest Rates | 200 bps gradual, non-parallel rise |
| Loan Balances | Modest increase |
| Deposit Balances | Moderate decrease |
| Deposit Pricing (Beta) | Historical price movements with short-term rates |
| Securities Portfolio | Held flat with prepayment reinvestment |
| Loan Spreads | Held at current levels |
| MBS Prepayments | Third-party projections and historical experience |
| Hedging (Swaps) | No additions modeled |

### Estimated Net Interest Income: Annual (12 month) Sensitivities

***Based on Various Assumptions***

Additional Scenarios are Relative to 3Q16 Standard Model

*($ in millions)*



~100
~165
~185
~195
~210
~250
~310
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth
Up 300 bps

9/30/16 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

21

# Commercial Real Estate Line of Business
## Long history of working with well established, proven developers

### CRE by Property Type[1]

*($ in millions; Period-end)*



Office 7%
Single Family 7%
Multi use 4%
Land Carry 5%
Other 7%
Multifamily 47%
Retail 12%
Commercial 11%
Total $4,567

### Credit Quality Strong

| *$ in millions; Period-end*[2] | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|
| Total loans | $5,137 | $5,512 | $5,394 |
| Criticized[3] | 99 | 84 | 48 |
| *Ratio* | *1.9%* | *1.5%* | *0.9%* |
| Nonaccrual | 8 | 8 | 8 |
| *Ratio* | *0.15%* | *0.14%* | *0.15%* |
| Net charge-offs (recoveries) | (11) | (1) | 1 |

### CRE by Market[1]

*($ in millions; Period-end, based on location of property)*



Michigan 6%
California 45%
Other 16%
Total $4,567
Florida 2%
Texas 31%
Austin 24%
Houston 24%
San Antonio 7%
Total $1,445
Dallas 38%
Other 7%

9/30/16 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications

22

80 132 423 346 378 893 1,244 1,833 1,552 1,473 3Q15 4Q15 1Q16 2Q16 3Q16 NALs Energy Line of BusinessCriticized Loans2($ in millions) Energy Line of Business Credit Quality Improved in 3Q16Granular, contracting portfolio 9/30/16 ● 1As of 9/30/16 ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 3Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. Natural Gas 13% Oil40% 481 479 509 467 353 513 480 426 363 332 2,249 2,111 2,162 1,911 1,772 3,243 3,070 3,097 2,741 2,457 3Q15 4Q15 1Q16 2Q16 3Q16 Midstream Services Exploration & Production Energy Line of Business Loans ($ in millions; Period-end) Mixed18% 6,541 6,134 5,573 4,945 4,605 48% 49% 54% 54% 52% 3Q15 4Q15 1Q16 2Q16 3Q16 Total Commitments Utilization Rate  Maintain granular portfolio: ~200 customers  Loans decreased $284MM since 6/30/16  E&P companies1  Spring redeterminations complete  Borrowing bases declined ~22% on average  96% of nonaccrual loans current on interest as of 9/30/16 23 Reserve3>8%Reserve3~3% 9/30/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/12/16; 3Q16 estimated ● 2$ in billions 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1, 319 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,55 4 200300 400500 600700 800900 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 461 426 405 350 510 561 417 366 430 2Q15Actual 3Q15Actual 4Q15Actual 1Q16Actual 2Q16Actual 3Q16 4Q16 1Q17 2Q17 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 3Q16: • Comerica: ~67% purchase • Industry: 53% purchase1  Strong credit quality• No charge-offs since 2010 24

# National Dealer Services

## 65+ years of floor plan lending

### Franchise Distribution

*(Based on period-end loan outstandings)*



Honda/Acura 14%
Ford 10%
GM 9%
Fiat/ Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 11%
Other Asian 12%
Other[1] 9%
Toyota/ Lexus 16%
Total $6.3B

**Geographic Dispersion**

| | | | |
|---|---|---|---|
| California | 63% | Texas | 7% |
| Michigan | 19% | Other | 11% |

- Top tier strategy
- Focus on “Mega Dealer” (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

### Average Loans

*($ in billions)*



Floor Plan
3.1
3.4
3.8
4.3
4.3
4.6
4.9
5.1
4.9
5.3
5.3
5.7
5.5
5.7
5.9
6.0
6.0
6.2
6.2
6.5
6.3
1.3
1.5
1.9
2.3
2.3
2.5
2.8
3.1
2.9
3.2
3.2
3.5
3.2
3.4
3.5
3.6
3.5
3.7
3.8
4.0
3.8
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

9/30/16 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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# Technology and Life Sciences

## 20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~220 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation

### Technology & Life Sciences Avg. Loans

*($ in billions)*



Equity Fund Services
1.8
2.0
2.5
3.1
3.3
3.3
3.1
0.3
0.4
0.6
1.1
1.4
1.4
1.4
2012
2013
2014
2015
1Q16
2Q16
3Q16

### Customer Segment Overview

*(based on period-end loans)*



Equity Fund Services ~45%
Leveraged Finance ~5%
Early Stage ~15%
Growth ~22%
Late Stage ~13%
Total $3.1B

### Net Charge-off Ratio[1]

*(In basis points)*



57
61
89
108
86
45
20
2012
2013
2014
2015
1Q16
2Q16
3Q16

9/30/16 • [1]TLS net charge-offs to avg. TLS loans

Comerica Bank

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# Shared National Credit (SNC) Relationships

- SNC loans decreased $360MM over 2Q16
- SNC relationships included in business line balances
- Approximately 760 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book

## Period-end Loans

*($ in billions)*



Tech. & Life Sciences $0.9 9%
Mortgage Banker $0.5 5%
Commercial Real Estate $0.9 9%
Environmental Services $0.2 2%
Entertainment $0.3 3%
Corporate Banking $2.3 22%
Total $10.2
Energy $2.4 23%
National Dealer Services $0.5 5%
General $2.2 22%
= Total Middle Market (64%)

9/30/16 • SNCs are not a line of business. The balances shown above are included in the line of business balances.
• SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Comerica Bank

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# Funding and Maturity Profile

## Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $2.8B outstanding[1]
  - $3.9B remaining borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

## Debt Profile by Maturity[2]

*($ in millions)*



Subordinated Notes
Senior Notes
FHLB Advance[1]
650
500
350
4,225
2016
2017
2019
2020+

## Funding Profile At September 30, 2016

*($ in billions)*



Interest-Bearing Deposits $27.5 38%
Noninterest-Bearing Deposits $31.8 44%
Equity $7.7 10%
Wholesale Debt $5.9 8%

9/30/16 • [1]2026 maturity • [2]Face value at maturity

Comerica Bank

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# Holding Company Debt Rating

| | Senior Unsecured/Long-Term Issuer Rating | Moody's | S&P | Fitch |
|---|---|---|---|---|
| Peer Banks | BB&T | A2 | A- | A+ |
| | Cullen Frost | A3 | A- | -- |
| | M&T Bank | A3 | A- | A |
| | **Comerica** | **A3** | **BBB+** | **A** |
| | BOK Financial Corporation | A3 | BBB+ | A |
| | Huntington | Baa1 | BBB | A- |
| | Fifth Third | Baa1 | BBB+ | A |
| | KeyCorp | Baa1 | BBB+ | A- |
| | SunTrust | Baa1 | BBB+ | A- |
| | First Horizon National Corp | Baa3 | BB+ | BBB- |
| | Regions Financial | Baa3 | BBB | BBB |
| | Zions Bancorporation | Ba1 | BBB- | BBB- |
| Large Banks | U.S. Bancorp | A1 | A+ | AA |
| | Wells Fargo & Company | A2 | A | AA- |
| | PNC Financial Services Group | A3 | A- | A+ |
| | JP Morgan | A3 | A- | A+ |
| | Bank of America | Baa1 | BBB+ | A |

As of 10/13/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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# Supplemental Financial Data

*Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)*

| | 9/30/16 | 6/30/16 | 12/31/15 | 09/30/15 | 12/31/14 | 12/31/13 | 12/31/12 | 12/31/11 |
|---|---|---|---|---|---|---|---|---|
| Common shareholders' equity | $7,727 | $7,694 | $7,560 | $7,622 | $7,402 | $7,150 | $6,939 | $6,865 |
| Less: Goodwill | 635 | 635 | 635 | 635 | 635 | 635 | 635 | 635 |
| Less: Other intangible assets | 11 | 12 | 14 | 14 | 15 | 17 | 22 | 32 |
| Tangible common equity | $7,081 | $7,047 | $6,911 | $6,973 | $6,752 | $6,498 | $6,282 | $6,198 |
| Total assets | $74,124 | $71,280 | $71,877 | $71,012 | $69,186 | $65,224 | $65,066 | $61,005 |
| Less: Goodwill | 635 | 635 | 635 | 635 | 635 | 635 | 635 | 635 |
| Less: Other intangible assets | 11 | 12 | 14 | 14 | 15 | 17 | 22 | 32 |
| Tangible assets | $73,478 | $70,633 | $71,228 | $70,363 | $68,536 | $64,572 | $64,409 | $60,338 |
| *Common equity ratio* | *10.42%* | *10.79%* | *10.52%* | *10.73%* | *10.70%* | *10.97%* | *10.67%* | *11.26%* |
| ***Tangible common equity ratio*** | ***9.64*** | ***9.98*** | ***9.70*** | ***9.91*** | ***9.85*** | ***10.07*** | ***9.76*** | ***10.27*** |
| Common shareholders' equity | $7,727 | $7,694 | $7,560 | $7,622 | $7,402 | $7,150 | $6,939 | $6,865 |
| Tangible common equity | 7,081 | 7,047 | 6,911 | 6,973 | 6,752 | 6,498 | 6,282 | 6,198 |
| Shares of common stock outstanding (in millions) | 172 | 174 | 176 | 177 | 179 | 182 | 188 | 197 |
| *Common shareholders' equity per share of common stock* | *$44.91* | *$44.24* | *$43.03* | *$43.02* | *$41.35* | *$39.22* | *$36.86* | *$34.79* |
| ***Tangible common equity per share of common stock*** | ***40.15*** | ***40.52*** | ***39.33*** | ***39.36*** | ***37.72*** | ***35.64*** | ***33.36*** | ***31.40*** |

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

Comerica Bank

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